Exhibit 10.5

INTERNATIONAL STAR, INC.

SUBSCRIPTION AND INDEMNIFICATION AGREEMENT

International Star, Inc.
P.O. Box 7202
Shreveport, Louisiana  71137

RE:           Subscription for Common Stock of International Star, Inc.

Ladies and Gentlemen:

1.  Subscription.  This Subscription and Indemnification Agreement (“Subscription Agreement”) is executed by the undersigned subscriber (the “Subscriber”) who desires to purchase shares of common stock, par value $0.001 (“Common Stock”), of International Star, Inc., a Nevada corporation (the “Company”), pursuant to the terms and conditions as stated herein (the “Offer”).

The Subscriber hereby subscribes to purchase 12,500,000 shares of the Company’s Common Stock (the “Shares”) at a price of $0.008 per Share, for a total subscription price of One Hundred Thousand Dollars ($100,000.00) (the “Total Subscription Price”).

By executing this Subscription Agreement, Subscriber agrees to pay the full amount of the Total Subscription Price and receive the Shares subscribed for, subject to the following terms:

Payment for the Total Subscription Price shall be made in cash upon the delivery of this Subscription Agreement to the Company by the Subscriber delivering a check for the Total Subscription Price, payable to the order of International Star, Inc., or by wire transfer to the account of the Company for the Total Subscription Price.

2.  Acceptance of Subscription.  This subscription is made subject to acceptance by the Company on the following terms and conditions, and the Subscriber represents and warrants to the Company that the Subscriber understands and agrees to such terms and conditions:

(a)           The Offer is being made for the purpose of raising funds to pay current operating expenses and for general working capital of the Company, as more fully described in Section 3(g) hereof.

(b)           The Shares offered by the Company will be subject to the Company’s right to reject the subscription in whole or part (whether or not the Subscriber’s check or wired payment is deposited into the Company’s account), withdrawal or cancellation of the Offer and the Company’s receipt and acceptance of a validly completed and executed Subscription Agreement.

(c)(1)           When the Company receives the Subscriber’s check for the Total Subscription Price and executed Subscription Agreement, the Subscriber’s check will be deposited into the Company’s account.  Only when the check is paid or the funds transfer is completed and the subscription is accepted by the Company will the Company instruct its transfer agent to issue to the Subscriber a certificate representing the number of Shares of Common Stock subscribed.

(2)           If management of the Company decides to terminate the Offer prior to the termination date provided herein, which the Company may do upon notice to the Subscriber, or if the subscription is rejected, the Subscriber will be refunded all funds forwarded by the Subscriber together with any interest thereon.  Unless earlier terminated or extended by the Company, the Offer will terminate at 5:00 p.m. Central Time on Friday, April 29, 2011.

(d)           This Offer is being made pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, and pursuant to an exemption or exception from registration under the securities laws of the state where the Subscriber is principally located.

(e)           This Offer is being made to the Subscriber based solely on the Subscriber’s status as an accredited investor, as that term is defined in Rule 501(a) of Regulation D.

(f)           The certificate(s) issued to the Subscriber representing the Shares shall bear the following legend restricting transfer thereof and containing substantially the following language.

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such act has been made or unless the availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.”

and;

(g)           The Company will place a notation in its stock records and instruct the Company’s transfer agent to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions of the legend set forth in Section 2(f) hereof.

3.  Representations, Warranties, and Acknowledgments by the Subscriber.  The Subscriber further represents, warrants, and acknowledges to the Company that the Subscriber:

(a)           has been informed of and understands the terms of the Offer; and

(b)           understands that the Subscriber is being offered the Shares solely because of the Subscriber’s status as an accredited investor; and

(c)           is aware that all Company information has been filed with the Securities and Exchange Commission on Forms 10-K and 10-Q and such current and other reports as required by the Securities Exchange Act of 1934, as amended, and represents that the Subscriber has carefully reviewed the Company’s financial statements contained in the Company’s most recent Form 10-K, as available on the SEC’s EDGAR filing system, and has relied on the information contained in such filings in connection with his or her investment decision with respect to the Shares; and

(d)           has had access to information concerning the Company, including, without limitation, the opportunity to ask questions of and receive answers from the Company concerning any and all aspects of the Offer and any other information about the Company that the Subscriber requested to review; and

(e)           acknowledges that the Subscriber is knowledgeable about the Company, its business, its financial condition and its competitors and has had the opportunity to obtain such additional information about the Company as the Subscriber deems necessary in order to make an informed investment decision, including but not limited to: (i) documents, agreements, financial statements, and information regarding the Company, its results of operation and plans and prospects for the future, (ii) the corporate structure of the Company and its capitalization including information about its board of directors and officers, the rights which a shareholder of the Company has under its Articles of Incorporation and Bylaws; (iii) the dividend policy of the Company; (iv) the uses of the proceeds from the Offer; and (v) any other information about the Company that the Subscriber requested to review; and

(f)           is not purchasing the Shares in reliance on any verbal representation or warranty of the Company or its directors, officers, employees, agents, independent contractors or any other person, and acknowledges that all documents, records and books pertaining to this subscription which the Subscriber has requested have been made available to such Subscriber, and/or the Subscriber’s attorney, accountant or other representative; and

(g)           understands that the proceeds of the Offer will be used to pay currently outstanding operating expenses for the first and second quarters of 2011, including unpaid management compensation, professional fees and other administrative costs, and for general working capital of the Company to fund our general operating costs for 2011 and planned exploration activities on the Company’s mineral properties in Arizona; and

(h)           understands that the sale of the Shares is not being registered under federal and state securities laws, and that the Shares are being offered and sold under the exemptions from registration provided in Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder, and pursuant to an exemption from registration under the securities laws of the state in which the Subscriber is principally located, and that THIS TRANSACTION HAS NOT BEEN REVIEWED OR PASSED UPON BY ANY FEDERAL OR STATE AGENCY; and

(i)           has the required degree of knowledge and experience in financial and business matters, including making investment decisions of this type, that enables the Subscriber to utilize the information made available to the Subscriber in connection with the offer of the Shares, to evaluate the risks of the prospective investment and to make an informed investment decision; and

(j)           meets one of the criteria for an accredited investor in subparagraph (1) or (2) below (indicated by the initials of the Subscriber in the appropriate blank(s)):

(1)           if the Subscriber is a natural person:

_________	(i)	such Subscriber has net worth as an individual or joint net worth with the Subscriber’s spouse, as of the date hereof, which exceeds $1,000,000; or

_________	(ii)
such Subscriber had individual income in excess of $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_________	(iii)	such Subscriber is a director or executive officer of the Company; or

(2)           if the Subscriber is not a natural person:

_________	(i)	such Subscriber is a bank, insurance company, investment company (as defined in the Investment Company Act of 1940), business development company or small business investment company; or

_________	(ii)
such Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 administered by a bank, savings and loan association, insurance company or registered investment advisor; or

_________	(iii)
such Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000 with investment decisions made solely by persons who are accredited investors; or

_________	(iv)	such Subscriber is a self-directed retirement plan with investment decisions made solely by persons who are accredited investors; or

_________	(v)	such Subscriber is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act;

_________	(vi)	such Subscriber is a broker or dealer registered pursuant to the Securities Exchange Act of 1934;

_________	(vii)
such Subscriber is a plan with assets in excess of $5,000,000 established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees;

_________	(viii)	such Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_________	(ix)	such Subscriber is a non-profit organization described in Internal Revenue Code Section 501(c)(3) with total assets in excess of $5,000,000; or

_X__JbB__	(x)	such Subscriber is a corporation, partnership or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

_________	(xi)
such Subscriber is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Securities and Exchange Commission Rule 506(b)(2)(ii); or

_________	(xii)	such Subscriber is an entity in which all of the equity owners are accredited investors as otherwise defined in subparagraphs (1) and (2) of this paragraph (j);

and

(k)           as an accredited investor, is aware that no offering memorandum or other disclosure document is being provided to the Subscriber based upon the Subscriber’s representations set forth herein; and

(l)           understands that dividends are paid if and when authorized by the board of directors of the Company and are payable only if and to the extent earnings are available, and further understands that the Company historically has not paid dividends and there can be no assurance that the board of directors of the Company will authorize the issuance of dividends in the future, and that the Company has no current plans to pay dividends in the future; and

(m)           has no reason to anticipate any change in personal circumstances, financial or otherwise, which may cause or require any sale or distribution of the Shares; and

(n)           is familiar with the nature of and risks attending an investment of this type, including the risk of losing the entire investment, and thus has determined that the purchase of the Shares is consistent with the Subscriber’s investment objectives and income prospects; and

(o)           is acquiring the Shares for purposes of long-term investment, for the account of the Subscriber, and with no present intention of reselling, distributing or otherwise transferring the Shares, or any portion of the Shares, and the Subscriber has no contract, undertaking or oral or written arrangement with any person or entity to sell or transfer all or any portion of the Shares to that person or entity, or to have that person or entity sell for him all or any portion of the Shares, or to afford or allow any participation in the Shares by any other person or entity; and

(p)           understands that the Subscriber’s ability to transfer the Shares will be restricted and that transfers of the Shares may not be made unless the transfer is not in violation of the Securities Act and applicable state securities laws (including investment suitability standards), and that the Company reserves its right to withhold consent to a transfer if, among other things, the transferee does not meet and does not represent that he or she meets the financial suitability standards required of an initial subscriber; and

(q)           understands that, because transfer of the Shares is restricted, the Subscriber may not readily liquidate this investment; and further understands that the Shares should not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can otherwise provide for current needs and possible contingencies; and further affirms that the Subscriber has sufficient liquid assets so that the purchase of the Shares will not interfere with the Subscriber’s needs or contingencies; and

(r)           has subscribed for the number of Shares as set forth in Section 1 of this Subscription Agreement and has tendered the Total Subscription Price; and acknowledges that such tender is irrevocable and binding until either accepted or rejected by the Company; that the Company may reject the subscription, in whole or in part, for any reason, without liability to it; and, further, that the Company will reject the subscription if not accompanied by a fully executed and completed Subscription Agreement; and

(s)           represents that no person other than the Subscriber will have a direct or indirect interest in the Shares subscribed for hereby; and

(t)           represents that the address set forth on the signature page of this Subscription Agreement is the Subscriber’s true and correct principal address, and the Subscriber has no present intention of becoming principally located in any other state or jurisdiction; and

(u)           agrees that the Company may present this document to whatever persons it deems appropriate if the Company is called upon to establish the availability of an exemption to the registration requirements of the Securities Act and applicable state securities laws for this Offer and sale of the Shares; and

(v)           affirms that the representations made herein by the Subscriber are true, correct and complete as of the date hereof, and, if there should be any material change in these representations prior to the issuance of the Shares, the Subscriber will immediately inform the Company and furnish such revised or corrected information to the Company.

4.  Indemnification.  The Subscriber does hereby agree to indemnify and hold harmless the Company and its directors, officers, employees, agents, attorneys and independent contractors from and against any and all liabilities, damages, losses, costs, claims and expenses (including attorneys’ fees) arising under or resulting from the Subscriber’s breach of any representation or warranty made herein or from any other misrepresentation made by the Subscriber in connection with the Offer or the Subscriber’s subscription for the Shares.

5.  Miscellaneous.

(a)           This Subscription Agreement, or any interest herein, shall not be transferable or assignable by the Subscriber.

(b)           The Company reserves the right in its sole discretion to determine the validity of all subscriptions for Shares and to reject subscriptions that it deems invalid.

(c)           All notices or other communications hereunder shall be in writing and shall be hand delivered or mailed, postage prepaid, to the undersigned at the address set forth below and to the Company at the address set forth above.

(e)           This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

(f)           Any individual executing this Subscription Agreement for himself or herself represents and warrants to the Company that he or she is at least eighteen (18) years of age.  Any corporate Subscriber or Subscriber acting in a fiduciary capacity hereof represents and warrants to the Company that its actions in executing, delivering and carrying out the transactions contemplated by this Agreement have been duly and validly authorized.

(g)           This Subscription Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, successors, personal representatives, trustees and assigns.  If the Subscriber is more than one person or entity, the obligations of the undersigned shall be joint and several, and the representation and the indemnification obligations herein contained shall be deemed to be made by and binding upon each such person and his or her heirs, successors, personal representatives, trustees and assigns.

IN WITNESS WHEREOF, this Subscription Agreement has been executed by the Subscriber as of the date indicated next to such authorized signature.

(Signature on page following.)

INTERNATIONAL STAR, INC.

Subscription Agreement Signature Page

/s/ J. b. Beaird	4/25/11
Authorized Signature of Subscriber	Date

PLEASE PRINT:

Exact Legal Name of Subscriber:	Beaird Operating Companies, LLC
Title (if signing as an officer or in a representative capacity)	Manager
Physical Street Address of Residence (if an Individual)	Suite 1112, Beaird Tower
or Principal Place of Business (if an Entity)	Line 1 of Street Address (not a P. O. Box) 330 Marshall Street
Line 2 of Address Shreveport LA 71101
City State Zip
Mailing Address for Notice (if different from above)
Line 1 of Street Address or P. O. Box
Line 2 of Address
City State Zip
Social Security Number or Tax Identification Number

ACCEPTED by the Company this 25th day of April, 2011.

INTERNATIONAL STAR, INC.

By:   /s/ Jacqulyn B. Wine

Name: Jacqulyn B. Wine

Title: Secretary/Treasurer